UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2026

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1990 E. Grand Ave.
El Segundo, CA	90245
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2026, Faraday Future Intelligent Electric Inc., a corporation incorporated under the laws of the State of Delaware (the “Company”), announced a long-term employee equity incentive plan at its indirect, majority-owned robotics subsidiary, FF EAI Robotics Inc. (“FF Robotics”). FF Robotics will allocate approximately 25% of the capitalization of FF Robotics on a fully diluted basis as the FF EAI Robotics Inc. 2026 Equity Incentive Plan (the “Plan”) to provide long-term equity incentives for the Company’s core management team, key leaders, and key employees (each, an “Award”). On September 22, 2026, several executive officers of the Company were awarded the following Awards of stock options in FF Robotics:

●	YT Jia, the Company’s founder and Global Chief Executive Officer, received an award of 10,000,000 stock options.

●	Jaiwei Wang, the Company’s Global Executive Chairman, received an award of 1,974,000 stock options.

●	Xiao Jiang, the Company’s Vice President of Human Resources, received an award of 690,000 stock options.

Each Award has been granted under the Plan, a copy of which is attached hereto as Exhibit 10.1 and is subject to the terms and conditions set forth in an Award agreement with the respective individual, a form of which is attached hereto as Exhibit 10.2. Each Award of stock options to the foregoing officers vests over four years, with 25% of the Award vesting on the 6-month anniversary of the Vesting Commencement Date of September 22,2026, and the remaining 75% of the Award vesting 36 monthly installments, the first of which vests on the first anniversary of the Vesting Commencement Date and each of the remaining 35 vesting on the same day of each succeeding calendar month. The Awards have an exercise price set at the fair market value per a 409A independent valuation at the date of grant. Each Award of stock options may be exercised only for stock of FF Robotics.

The Plan authorizes the grant of equity in FF Robotics to directors, officers, other employees, consultants, independent contractors and agents of FF Robotics and its affiliates.

The foregoing descriptions of the Plan and the Awards are qualified entirely by reference to the Plan and form of stock options Award agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On September 23, 2026, the Company issued a press release with respect to the Plan and the Awards disclosed under Item 5.02 above. A copy of such press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
10.1	FF EAI Robotics, Inc. Equity Incentive Plan.
10.2	Form of Award Agreement under the Equity Incentive Plan.
99.1	Press Release dated September 23, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: September 24, 2026	By:	/s/ Koti Meka
	Name:	Koti Meka
	Title:	Chief Financial Officer

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